National Fuel Gas Company Investor Presentation November 2013 Exhibit 99

November 2013
National Fuel Gas Company

Safe Harbor For Forward Looking Statements
This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, performance and capital structure, anticipated capital expenditures and completion of construction projects, as well as statements that are identified by the use of the words “anticipates,” “estimates,” “expects,”
“forecasts,” “intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions.  Forward-looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.  The Company’s expectations, beliefs and projections contained herein are expressed in good faith and are believed to have a reasonable basis, but there can be no assurance that such expectations, beliefs or projections will result or be achieved or accomplished.
In addition to other factors, the following are important factors that could cause actual results to differ materially from results referred to in the forward-looking statements:  factors affecting the
Company’s ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, title disputes, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in laws, regulations or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; changes in the price of natural gas or oil;
impairments under the SEC’s full cost ceiling test for natural gas and oil reserves; uncertainty of oil and gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas or oil; changes in demographic patterns and weather conditions; changes in the availability, price or accounting treatment of derivative financial instruments;
governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, allowed rates of return, rate design and retained natural gas), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; delays or changes in costs or plans with respect to Company projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services; the creditworthiness or performance of the Company’s key suppliers, customers and counterparties; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks or pest infestation;
changes in price differential between similar quantities of natural gas at different geographic locations, and the effect of such changes on the demand for pipeline transportation capacity to or from such locations; other changes in price differentials between similar quantities of oil or natural gas having different quality, heating value, geographic location or delivery date; significant differences between the Company’s projected and actual capital expenditures and operating expenses; changes in laws, actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; or increasing costs of insurance, changes in coverage and the ability to obtain insurance.
Forward-looking statements include estimates of oil and gas quantities.  Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations.  Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves.  Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at www.nationalfuelgas.com. You can also obtain this form on the SEC’s website at www.sec.gov.
For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see “Risk Factors” in the
Company’s Form 10-K for the fiscal year ended September 30, 2012 and Forms 10-Q for the periods ended December 31, 2012, March 31, 2013 and June 30, 2013. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.

November 2013
National Fuel Gas Company

Our Business Mix Leads to Long-Term Value Creation
Upstream
Crude Oil
Midstream Downstream
National Fuel Gas
Supply Corporation
Empire Pipeline, Inc.
National Fuel Gas
Midstream Corporation
National Fuel Gas
Distribution
Corporation
National Fuel
Resources, Inc.
The strategic, operational and financial benefits, along with capital flexibility and consistent growth opportunities generated by this integrated mix of businesses continues to create significant long-term value for the Company’s shareholders in nearly all economic and commodity price scenarios
Upstream
Natural Gas
Seneca Resources
Corporation
(West Division)
Seneca Resources
Corporation
(East Division)

National Fuel Gas Company 4 Integrated Businesses with Significant Marcellus Exposure… November 2013

November 2013 National Fuel Gas Company 5 …And Exposure to Growth from the Utica Shale

National Fuel Gas Company

EBITDA Growth Driven by Stability and Ongoing Success
$1,000
$750
$500
$250
$0
2009 2010 2011 2012 2013
$581
$632
$668
$704
$852
$280
48%
$327
52%
$377
57%
$397
56%
$492
58%
$161
19%
$172
20%
$160
23%
$137
19%
$111
17%
$169
25%
$167
26%
$121
19%
$131
23%
$164
28%
Exploration & Production Segment
Gathering Segment
Pipeline & Storage Segment
Utility Segment
Energy Marketing & Other
Fiscal Year
$30
3%
November 2013
Note: A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings is included at the end of this presentation.

November 2013
National Fuel Gas Company

Capital Spending Flexibility to Maintain Financial Strength
$56
$58 $58 $58
$72
$80-$90
$53
$38
$129
$144
$56
$115-
$135
$80
$55
$100-
$150
$188
$398
$649
$694
$533
$550-
$650
$307
(1)
$501
$854
$977
$717
$845-$1,025
$0
$250
$500
$750
$1,000
$1,250
2009 2010 2011 2012 2013 2014 Forecast
Fiscal Year
Exploration & Production Segment
Gathering Segment
Pipeline & Storage Segment
Utility Segment
Energy Marketing & Other
Note: A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.
(1) Does not include the $34.9 MM Seneca Resources Corporation’s acquisition of Ivanhoe’s U.S.-based assets in California, as this was accounted for as an investment in subsidiaries on the Statement of Cash Flows, and was not included in the Exploration & Production segment’s Capital Expenditures

November 2013
Total Debt
(1)
43%
National Fuel Gas Company

Strong Balance Sheet and Liquidity Position
$3.843 Billion
As of September 30, 2013
Note:  A reconciliation of Adjusted EBITDA to Net Income is included at the end of this presentation
(1) Long-Term Debt of $1.649 billion
Debt / Adjusted EBITDA Capitalization
The Company has a total short-term debt capacity of
$1.085 billion of which all remains available
2.02
1.98
1.75
1.89 1.89
0.0
0.5
1.0
1.5
2.0
2.5
2009 2010 2011 2012 2013
Fiscal Year
Shareholders’
Equity
57%

National Fuel Gas Company

No Debt Maturities Until Fiscal 2018
Embedded Cost of
Long-Term Debt
5.58%
November 2013
In February, the Company
issued $500 million in
10-year notes at 3.75%
$600
$500
$400
$300
$200
$100
$0
$300
$250
$500
$549
$500
3.750%
$49
7.395%
7.375%
$50
Fiscal Year

National Fuel Gas Company
Dividend Track Record
Current
Dividend Yield
(1)
2.1%
Dividend Consistency
Consecutive Dividend Payments 111 Years
Consecutive Dividend Increases 43 Years
Current Annualized Dividend Rate $1.50 per Share
(1) As of November 1, 2013
November 2013

$2.00
$1.50
$1.00
$0.50
$0.00
Annual Rate at Fiscal Year End

November 2013 Exploration & Production 11

Seneca Resources

Another Strong Year of Reserve Growth
(1) Represents a three-year average U.S. Finding and Development Cost
2013 F&D Cost: $1.31
Marcellus F&D: $0.99
Doubled proved reserves
since 2010
71% Proved Developed
46.2 46.6
45.2
43.3
42.9
41.6
226
249
428
675
988
1,300
503
528
700
935
1,246
1,549
0
500
1,000
1,500
2,000
2008 2009 2010 2011 2012 2013
At September 30
Natural Gas (Bcf)
Crude Oil (MMbbl)
November 2013
Fiscal
Years
3-Year
F&D Cost
(1)
($/Mcfe)
2006-2008 $7.63
2007-2009 $5.35
2008-2010 $2.37
2009-2011 $2.09
2010-2012 $1.87
2011-2013 $1.67

November 2013
Seneca Resources

Disciplined Capital Spending
(1) Does not include the $34.9 MM acquisition of Ivanhoe’s U.S.-based assets in California, as this was accounted for as an investment in subsidiaries on the Statement of Cash Flows, and was not included in Capital Expenditures
Gulf of Mexico (Divested in 2011)
East Division (Appalachia)
West Division (California/Kansas)
$1,000
$750
$500
$250
$0
$188
(1)
$139
$31
$28
$47
$63
$105
$90-$130
$398
$356
$649
$596
$694
$631
$533
$428
$550-$650
$460-
$520
2009
2010 2011 2012 2013 2014 Forecast
Fiscal Year

Seneca Resources

Production Continues to Grow
20.1 19.8
19.2
20.5
19.9
20-22
8.7
16.5
43.2
62.9
100.8
125-143
13.7
13.3
5.2
42.5
49.6
67.6
83.4
120.7
145-165
0
25
50
75
100
125
150
175
2009 2010 2011 2012 2013 2014 Forecast
Fiscal Year
Gulf of Mexico (Divested in 2011)
East Division (Appalachia)
West Division (California/Kansas)
November 2013

November 2013
Seneca Resources

Driving Down Costs
(1) Represents the midpoint of current General & Administrative Expense guidance of $0.40 to $0.45 per Mcfe for fiscal 2014
(2) The total of the two Lease Operating Expense components represents the midpoint of current Lease Operating Expense guidance of $0.90 to $1.10 per Mcfe for fiscal 2014
$1.35
$1.26
$1.17
$0.91
$0.76
$0.65
$0.52 (2)
$0.17
$0.24
$0.34
$0.48 (2)
$0.60
$0.69
$0.64
$0.73
$0.65
$0.52
$0.43
(1)
$0.28
$0.20
$0.21
$0.18
$0.28
$0.14
$0.15
$2.57
$2.42
$2.22
$2.09
$2.01
$1.75
$1.64
$0.00
$1.50
$3.00
$4.50
2008 2009 2010 2011 2012 2013 2014
Forecast
Fiscal Year
Property, Franchise & Other Taxes
Other O&M Expense
General & Administrative Expense
Lease Operating & Transportation Expense (Transportation Only)
Lease Operating & Transportation Expense (Excl. Transportation)

November 2013
Seneca Resources

Expansive Pennsylvania Acreage Position
SRC Lease Acreage
SRC Fee Acreage
NFG Storage Acreage
Eastern Development Area
Net Acreage: 60,000 acres
Mostly leased (16-18% royalty)
No near-term lease expiration
First large expiration: 2018
Ongoing development drilling in
Tioga and Lycoming Counties
Western Development Area
Net acreage: ~720,000 acres
Own most mineral rights
Minimal royalty obligation
Minimal lease expiration
Evaluating rich-gas potential and
initiating dry gas development

Seneca Resources

Eastern Development Area (EDA)
Covington – Fully Developed
Gross Production: ~60 MMcf  per Day
47 Wells Drilled and Producing
DCNR Tract 595
Gross Production: ~100 MMcf  per Day
34 Wells Drilled
26 Wells Producing
DCNR Tract 100
Gross Production: ~240 MMcf  per Day
40 Wells Drilled
30 Wells Producing
SRC Free Acreage
SRC Lease Acreage
November 2013

November 2013
Seneca Resources

Strong Results in Lycoming and Tioga Counties
Development Area
Producing
Well
Count
Average
IP Rate
(MMcf/d)
Average
7-Day
(MMcf/d)
Average
30-Day
(MMcf/d)
Average
EUR
per Well
(Bcf)
Average
Lateral
Length
EUR per
1,000’ of
Lateral
(Bcfe)
Covington
Tioga
County
47 5.2 4.7 4.1 5.7 4,023’ 1.42
Tract 595
Tioga
County
26 7.1 6.0 5.1 8.4 4,639’ 1.81
Tract 100
Lycoming
County
30 16.1 14.2 11.9 11.5 5,210’ 2.21

November 2013 Seneca Resources 19 Continued Steep Growth in the Marcellus Forecast 0 50 100 150 200 250 300 350 400 450 Tract 100 (Lycoming) Tract 595 (Tioga) Covington (Tioga) Clermont/Other EOG JV

Seneca Resources
Firm Sales in Place for Appalachian Production

(1) Long-term firm sales represent gross volumes
Prices shown represent the sales (netback
price) at the first non-affiliated interstate
pipeline , including the cost of all related
downstream transportation.
November 2013
Other (Transco)
Dominion South Point
NYMEX
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
Winter 2013/2014 Summer 2014 Winter 2014/2015
307,745
244,091
220,000
Dominion
Dominion
Dominion
105,000
Less: $0.265
95,000
Less: $0.305
55,000
Less: $0.236
NYMEX
202,745
Less: $0.284
NYMEX
149,091
Less: $0.281
NYMEX
150,000
Less: $0.257

November 2013
Seneca Resources

Successful Delineation Across a Large Acreage Position
Owl’s Nest (2 Wells)
54H Peak 7-day IP: 5.8 MMcfd
Church Run (1 Well)
Peak 7-day IP : 4.5 MMcfd
SRC Lease Acreage
SRC Fee Acreage
Horizontal Well
Ridgway (1 Well)
Peak 7-day IP : 6.4 MMcfd
Rich Valley (1 Well)
Peak 7-Day IP: 7.8 MMcfd
30-Day Rate: 6.7MMcfd
Estimated EUR: 7.4 Bcf
BTU
Contours
Clermont (2 Wells)
9H (RCS) Peak 7-day IP: 10.0 MMcfd
Estimated EUR: 8.6 Bcf
Tionesta
1 Well Drilled

November 2013
Seneca Resources

Delineation Well Test Data Provides Positive Data Points
Initial well test data in the Western Development Area furthers our confidence in a long-term Marcellus development program
(1) RCS – Reduced Cluster Spacing
(2) Completed using linear gel to place larger proppant near the wellbore
Well Name
Completion
Design
Treatable
Lateral
Length Stages
Peak
24-Hour
Rate
(MMcfd)
Peak
7-Day
Rate
(MMcfd)
EUR
(Bcf) Status
Rich Valley 27H RCS 6,372’ 42 8.1 7.8 7.4 Producing
Clermont 9H RCS 5,500’ 37 11.4 10.0 8.6 Producing
Clermont 10H Non-RCS 5,565’ 23 8.1 7.3 6.6 Producing
Ridgway 19H RCS 5,537’ 37 7.1 6.4 Tested
Church Run 2H RCS 4,435’ 29 4.8 4.5 Tested
Owl’s Nest RCS 6,139’ 41 6.1 5.8 Tested
Owl’s Nest RCS; Gel
2
5,371’ 36 3.4 3.1 Tested
1

November 2013

Clermont
Rich Valley
Rich Valley
7-day IP: 7.8 MMcf/d
EUR: 7.4 BCF
Rich Valley 2 Well
Currently Completing
Rich Valley/Clermont Program
SRC Lease Acreage
SRC Fee Acreage
Seneca Resources
Rich Valley/Clermont: Moving Forward with Full Development
Marcellus Faults
Marcellus & Basement Faults
Drilled Well
Planned Well
Clermont
9H (RCS) 7-Day Sales Rate:  10.0 MMcf/d
10H (Non-RCS) 7-Day  Sales Rate:  7.3 MMcf/d
Pad E
150-200 horizontal locations
Pad O
Pad D
Pad H
Pad N (9 Wells)
Spud Q4 FY2013
nd

November 2013
Seneca Resources

Utica Shale – Activity Summary
Permitted
Drilled/Drilling
Completed
Producing
Mt. Jewett
Horizontal: completed September 2013
Peak 24-Hour Rate: 8.5 MMcf/d
Tionesta
Horizontal: Completed Fall 2012
Peak 24-Hour Rate: 3.9 MMcf/d
Rex
9.2 MMcf/d
Chesapeake
6.4 MMcf/d
Range Resources
4.4 MMcf/d
Range Resources
1.4 MMcf/d
“Not Effectively Stimulated”
Halcon
6.6 MMcf/d,
750 Bbls/d
Halcon
2.5 MMcf/d,
360 Bbls/d
Halcon
4.5 MMcf/d,
860 Bbls/d
Point Pleasant Core

Seneca Resources

California: Seventh Largest Producer in the State
Net Acreage:  18,418 Acres
Net Wells:  1,485
Oil Gravity:  12 – 37° Api
NRI:  87.64
Rank Company
California
2012
BOEPD
(1)
1 Occidental 187,376
2 Chevron 160,611
3 Aera (Shell/Exxon) 143,983
4 Plains Exploration 36,365
5 Berry Petroleum 19,589
6 Macpherson Oil 10,416
7 Seneca Resources 10,154
8 Venoco Inc 6,113
9 E&B Natural Resources 6,042
10 ExxonMobil 3,664
(1) Gross operated production (Source: California Division of Oil, Gas, & Geothermal Resources)
November 2013

Seneca Resources

California: Stable Production Fields
South Lost Hills
~1,500 BOEPD
Monterey Shale
Primary
222 Active Wells
Sespe
~1,100 BOEPD
Sespe Formation
Primary
172 Active Wells
North Lost Hills
~1,100 BOEPD
Tulare & Etchegoin Formation
Primary & Steamflood
175 Active Wells
North Midway Sunset
~4,000 BOEPD
Potter & Tulare Formation
Steamflood
728 Active Wells
South Midway Sunset
~1,200 BOEPD
Antelope Formation
Steamflood
120 Active Wells
East Coalinga
~240 BOEPD
Temblor Formation
Primary
November 2013

Seneca Resources

California: Strong Margins Provide Significant Free Cash Flow
Average Revenue
(Fiscal Year Ended 9/30/13)
$88.67 per BOE
(1) Total production from the Exploration & Production segment’s properties in California was 3,313 Mboe for the fiscal year ended September 30, 2013.
Note: A reconciliation of Exploration & Production West Division Adjusted EBITDA to Exploration & Production Segment Net Income is included at the end of this presentation.
November 2013
Adjusted EBITDA per BOE
(1)
(Fiscal Year Ended September 30, 2013)
Non-Steam  Fuel LOE
Steam Fuel
G&A
Production & Other Taxes
Other Operating Costs
Adjusted EBITDA
$11.36
$4.27
$4.10
$2.58
$1.45
$64.90

November 2013 Seneca Resources 28 California: Midway-Sunset South Activity Update

Seneca Resources
California: Sespe Field – Drilling Programs and Results
TC 524-28
IP: 100 BOEPD
1    Oil 10/13
1 Mile
Oak Flat 3-31
IP: 120 BOEPD
1    Oil 08/13
FA 502-33
IP: 75 BOEPD
1    Oil 1/13
FA 501-33
IP: 100 BOEPD
1    Oil 1/13
Oak Flat 4-31
IP: 60 BOEPD
1    Oil 08/13
TG 562-29
IP: 190 BOEPD
1    Oil 2/13
TG 53-29
IP: 90 BOEPD
1    Oil 3/13
2011 Sespe Wells (5)
2012 Sespe Wells (6)
2013 Sespe Wells (6)
2014 Sespe Wells (4)
TC 525-28
IP: 160 BOEPD
1    Oil 10/13
WS 525-33
1    Oil in 11/13
WS 535-33
1    Oil in 11/13
st
st
st
st
st
st
st
st
st
st
November 2013
“X” SANDS ISOCHORE (Thickness)

November 2013
Seneca Resources

California: East Coalinga Overview
Seneca became operator on January 30, 2013
Previous Operator: Chevron
7,764 net acres
90 active wells
Gross Production: 530 BOPD
Up from 230 BOPD on 1/30/13
$30 million capital commitment over first
three years
$100 million of potential opportunities over
the next five to seven years
2013
Drilled 12 evaluation wells across acreage
block
Placed ~50% of currently idled wells back on
production
Have put 40 on since 1/30/13
Upgraded surface facilities

Seneca Resources

California: Delivering Steady Results
Forecast
November 2013
10,000
9,500
9,000
8,500
8,000
7,500
7,000
6,500
6,000
1. East Coalinga Evaluation
2. South Midway Sunset Extensions
3. Sespe Coldwater Evaluation
Key Areas of Focus in 2014

November 2013
Currently drilling first well
Will drill up to 5 evaluation wells in
2014
Seneca Resources

Initial Entry into the Mississippian Lime Play in Kansas
Unit
30-day IP:
352 BOED
(92% Oil/NGLs)
The initial entry into the Mississippian Lime play furthers the Company’s goal of maintaining a significant contribution from oil-producing properties
Total Net Acres: 13,615
100% working interest in 4,400 gross
acres
55% net working interest in 17,365
gross acres
Negotiated an increase in Seneca’s
working interest and have taken over
as operator

Seneca Resources

Hedge Positions and Strategy
Natural Gas
Swaps
Volume
(Bcf)
Fiscal 2014 91.3 $4.25 / Mcf
Fiscal 2015 57.3 $4.27 / Mcf
Fiscal 2016 40.3 $4.35 / Mcf
Fiscal 2017 38.8 $4.45 / Mcf
Fiscal 2018 5.3 $4.81 / Mcf
Oil Swaps
Volume
(MMBbl)
Average
Hedge Price
Fiscal 2014 2.0 $100.22 / Bbl
Fiscal 2015 1.1 $94.95 / Bbl
Fiscal 2016 0.9 $91.77 / Bbl
Fiscal 2017 0.3 $91.55 / Bbl
Fiscal 2018 0.1 $91.00 / Bbl
Seneca has hedged approximately 67% of its
forecasted production for Fiscal 2014
Note: Fiscal 2014 hedge positions are for the full twelve months of the fiscal year
November 2013
Average Hedge
Price

Midstream Businesses 34 Pipeline & Storage/NFG Midstream November 2013

Midstream Businesses 35 Pipeline Expansions to Transport Appalachian Production Gathering Marcellus Production Shipping Gas to Canada & Northeast Line N Corridor Expansions November 2013

Midstream Businesses

A Closer Look at the Expansion Progress
COVINGTON
GATHERING SYSTEM
(In-Service)
TROUT RUN
GATHERING SYSTEM
(In-Service)
TIOGA
COUNTY
EXTENSION
(In-Service)
LINE “N”
EXPANSION
(In-Service)
NORTHERN ACCESS
EXPANSION
(In-Service)
CENTRAL TIOGA
COUNTY EXTENSION
(2016)
LINE “N” 2012
EXPANSION
(In-Service)
MERCER
EXPANSION
PROJECT
(Nov. 2014)
LINE “N” 2013
EXPANSION
(In-Service)
WEST SIDE
EXPANSION
(Nov. 2015)
TIONESTA
GATHERING SYSTEM
(In-Service)
MT. JEWETT
GATHERING SYSTEM
(In-Service)
CLERMONT
GATHERING SYSTEM
(Q4 FY2014)
November 2013

Midstream Businesses

NFG Midstream is Focused on Serving Appalachian Producers
Midstream’s gathering systems are
critical to unlock remote, but highly
productive Marcellus acreage
History of operational success and
efficiency within Pennsylvania
Current focus is on developing and
expanding gathering infrastructure
for both Seneca and other producers
in the Appalachian Basin
November 2013

November 2013
Midstream Businesses

Regulated Interstate Expansion Initiatives (Pipeline & Storage)
Project Name
Capacity
(Dth/D)
Est.
CapEx
In-Service Market Status
Lamont Compressor Station 90,000 $14 MM 2010/2011 Fully Subscribed Completed – Two Phases
Line “N” Expansion 160,000 $61 MM (1) 10/2011 Fully Subscribed Completed
Tioga County Extension 350,000 $58 MM 11/2011 Fully Subscribed Completed
Northern Access Expansion 320,000 $77 MM 11/2012 Fully Subscribed Completed
Line “N” 2012 Expansion 163,000 $39 MM (2) 11/2012 Fully Subscribed Completed
Line “N” 2013 Expansion 30,000 $4.5 MM 11/2013 Fully Subscribed Completed
Mercer Expansion Project 105,000 $30 MM (3) 11/2014 Fully Subscribed Executed Precedent Agreement
West Side Expansion and
Modernization Project
175,000 $74 MM (4) 11/2015 OS Concluded
Executed one of three Precedent
Agreements
Central Tioga County
Extension
260,000 ~$150 MM 2016 OS Concluded Evaluating market
West to East ~425,000 ~$290 MM ~2017 29% Subscribed
Marketing continues with producers in
various stages of exploratory drilling
(1)
The Line  “N” Expansion Project consists of $22 million in expansion capital expenditures and $39 million in replacement capital expenditures
(2)
The Line  “N”  2012 Expansion Project consists of $32 million in expansion capital expenditures and $7 million in replacement capital expenditures
(3)
The Mercer Expansion Project consists of $27 million in expansion capital expenditures and $3 million in replacement capital expenditures
(4)
The Westside Expansion and Modernization Project consists of $39 million in expansion capital expenditures and $35 million in replacement capital expenditures

November 2013
Midstream Businesses

Gathering Expansion Initiatives (NFG Midstream)
Project Name
Capacity
(Mcf/D)
Est.
CapEx
In-Service
Date
Market Comments
Covington Gathering System 220,000 $36 MM
Multiple
Phases -
Most
In-Service
Capacity
Available
[Marketing to
Third Parties]
Completed – Flowing into TGP
300 Line.  $26 million spent to
date.
Trout Run Gathering System 466,000 $185 MM May 2012
Capacity
Available
[Marketing to
Third Parties]
Completed – Flowing into Transco
Leidy Line. $128 million spent to
date.
Tionesta Gathering System 10,000 $2.1 MM April 2013 Fully Subscribed
Completed – Flowing into TGP
300 Line
Mt. Jewett Gathering System 10,000 $3.9 MM
September
2013
Fully Subscribed
Completed – Flowing into TGP
300 Line
Clermont Gathering System ~1,000,000
~$80 MM
(FY2014)
FY2014
Q4
Evaluating
Fiscal 2014 capital spending on
the Clermont Gathering System is
for trunkline/initial facilities

November 2013 Utility 40

Total Customers: 520,000
Rate Mechanisms:
Revenue Decoupling
Weather Normalization
Low Income Rates
Choice Program/Purchase of
Receivables (POR)
Merchant Function Charge
(Uncollectibles Adjustment)
90/10 Sharing (Large Customers)
Natural Gas Vehicle Pilot Program
Allowed ROE: 9.1%
Utility

New York Service Territory
November 2013

November 2013
Utility

New York - Earnings Sharing Proposal and Show Cause Order
March 27, 2013
Filed a plan with the NY PSC
to adopt an earnings
sharing and stabilization
mechanism on earnings
above a 9.96% ROE
April 19, 2013
NY PSC issued an Order
to Show Cause (OTSC)
commencing a
proceeding to establish
“temporary rates”
June 1, 2013
OTSC suggests
“temporary rates” could
become effective
Further proceedings would follow to establish
permanent rates
Most recent NY PSC multi-year plan include:
ROE: 9.4%
Equity Ratio: 48%
National Fuel continues to maintain a dialogue
with regulators
May 8, 2013
Company responds to
OTSC
June 14, 2013
“Temporary rates”
become effective
July 26, 2013
Settlement discussions
commence for
permanent rates

November 2013
Utility

Pennsylvania Service Territory
Total Customers: 213,000
Rate Mechanisms:
Low Income Rates
Choice Program/Purchase of
Receivables (POR)
Merchant Function Charge
Allowed ROE: N/A
(1)
(1) Black Box Settlement

Utility

Continued Cost Control Helps Provide Earnings Stability
Low natural gas prices,
combined with a focus on
cost control, continue to
help reduce expenses
November 2013
$178
$164
$167
$168
$168
$172
$25
$27
$14
$11
$9
$6
$203
$191
$181
$179
$177
$178
$0
$50
$100
$150
$200
$250
2008 2009 2010 2011 2012 2013
Fiscal Year
All Other O&M Expenses O&M Uncollectible Expense

November 2013
Utility

Strong Commitment to Safety
The increase in capital
expenditures is largely due to the
implementation of a new Customer
Information System
The Utility remains
focused on consistent
spending to maintain
the ongoing safety and
reliability of its system
Capital Expenditures for Safety
Total Capital Expenditures
$100
$80
$60
$40
$20
$0
2009 2010 2011 2012 2013 2014
Forecast
$56.2
$44.4
$58.0
$45.0
$58.4
$44.3
$58.3
$43.8
$72.0
$48.1
$80-$90
Fiscal Year

November 2013
National Fuel Gas Company

Comparable GAAP Financial Measure Slides and Reconciliations
This presentation contains certain non-GAAP financial measures.  For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow.
The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the
Company’s operating results in a manner that is focused on the performance of the Company’s ongoing operations, or on earnings absent the effect of certain credits and charges, including interest, taxes, and depreciation, depletion and amortization.  The Company’s management uses these non-
GAAP financial measures for the same purpose, and for planning and forecasting purposes.  The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with
GAAP.

November 2013

Reconciliation of Exploration & Production West Division Adjusted EBITDA
to Exploration & Production Segment Net Income
($ Thousands)
FY 2013
Exploration & Production - West Division Adjusted EBITDA 215,042 $
Exploration & Production - All Other Divisions Adjusted EBITDA 277,341
Total Exploration & Production Adjusted EBITDA 492,383 $
Minus: Exploration & Production Net Interest Expense (38,244)
Minus: Exploration & Production Income Tax Expense (95,317)
Minus: Exploration & Production Depreciation, Depletion & Amortization (243,431)
Exploration & Production Net Income 115,391 $
Exploration & Production Net Income 115,391 $
Pipeline & Storage Net Income 63,245
Gathering Net Income 13,321
Utility Net Income
65,686
Energy Marketing Net Income
4,589
Corporate & All Other Net Income
(2,231)
Consolidated Net Income
260,001 $

November 2013

Reconciliation of Adjusted EBITDA to Consolidated Net Income
($ Thousands)
FY 2009 FY 2010 FY 2011 FY 2012
171,572 $           187,838 $           187,603 $           226,897 $           215,042 $
108,139 139,624 189,854 170,232 277,341
Total Exploration & Production Adjusted EBITDA 279,711 $           327,462 $           377,457 $           397,129 $           492,383 $
Total Adjusted EBITDA
Exploration & Production Adjusted EBITDA 279,711 $           327,462 $           377,457 $           397,129 $           492,383 $
Pipeline & Storage Adjusted EBITDA 130,857 120,858 111,474 136,914 161,226
Gathering Adjusted EBITDA (141) 2,021 9,386 14,814 29,777
Utility Adjusted EBITDA 164,443 167,328 168,540 159,986 171,669
Energy Marketing Adjusted EBITDA 11,589 13,573 13,178 5,945 6,963
Corporate & All Other Adjusted EBITDA (5,434) 408 (12,346) (10,674) (9,920)
Total Adjusted EBITDA 581,025 $           631,650 $           667,689 $           704,114 $           852,098 $
Total Adjusted EBITDA 581,025 $           631,650 $           667,689 $           704,114 $           852,098 $
Minus: Net Interest Expense (81,013) (90,217) (75,205) (82,551) (89,776)
Plus:  Other Income 9,762 6,126 5,947 5,133 4,697
Minus: Income Tax Expense (52,859) (137,227) (164,381) (150,554) (172,758)
Minus: Depreciation, Depletion & Amortization (170,620) (191,199) (226,527) (271,530) (326,760)
Minus: Impairment of Oil and Gas Properties (E&P) (182,811) - - - -
Plus/Minus: Income/(Loss) from Discontinued Operations, Net of Tax (Corp. & All Other) (2,776) 6,780 - - -
Plus: Gain on Sale of Unconsolidated Subsidiaries (Corp. & All Other) - - 50,879 - -
Plus: Elimination of Other Post-Retirement Regulatory Liability (P&S) - - - 21,672 -
Minus: Pennsylvania Impact Fee Related to Prior Fiscal Years (E&P) - - - (6,206) -
Minus: New York Regulatory Adjustment (Utility) - - - - (7,500)
Rounding - - - (1) -
Consolidated Net Income 100,708 $           225,913 $           258,402 $           220,077 $           260,001 $
Consolidated Debt to Total Adjusted EBITDA
Long-Term Debt, Net of Current Portion (End of Period)
1,249,000 $        1,049,000 $        899,000 $           1,149,000 $        1,649,000 $
Current Portion of Long-Term Debt (End of Period)
- 200,000 150,000 250,000 -
Notes Payable to Banks and Commercial Paper (End of Period) - - 40,000 171,000 -
Total Debt (End of Period) 1,249,000 $     1,249,000 $     1,089,000 $     1,570,000 $     1,649,000 $
Long-Term Debt, Net of Current Portion (Start of Period) 999,000 1,249,000 1,049,000 899,000 1,149,000
Current Portion of Long-Term Debt (Start of Period) 100,000 - 200,000 150,000 250,000
Notes Payable to Banks and Commercial Paper (Start of Period) - - - 40,000 171,000
Total Debt (Start of Period) 1,099,000 $     1,249,000 $     1,249,000 $     1,089,000 $     1,570,000 $
Average Total Debt 1,174,000 $     1,249,000 $     1,169,000 $     1,329,500 $     1,609,500 $
Average Total Debt to Total Adjusted EBITDA 2.02 1.98 1.75 1.89 1.89
FY 2013
Exploration & Production - All Other Divisions Adjusted EBITDA
Exploration & Production - West Division Adjusted EBITDA

Reconciliation of Segment Capital Expenditures to
Consolidated Capital Expenditures
($ Thousands)
FY 2014
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 Forecast
Capital Expenditures from Continuing Operations
Exploration & Production Capital Expenditures 188,290 $  398,174 $        648,815 $        693,810 $        533,129 $        $550,000-650,000
Pipeline & Storage Capital Expenditures 52,504 37,894 129,206 144,167 56,144 $          $115,000-135,000
Gathering Segment Capital Expenditures 9,433 6,538 17,021 80,012 54,792 $          $100,000-150,000
Utility Capital Expenditures 56,178 57,973 58,398 58,284 71,970 $          $80,000-90,000
Energy Marketing, Corporate & All Other Capital Expenditures 396 773 746 1,121 1,062 $            -
Total Capital Expenditures from Continuing Operations 306,801 $  501,352 $        854,186 $        977,394 $        717,097 $        $845,000-1,025,000
Capital Expenditures from Discountinued Operations
All Other Capital Expenditures 216 150 $                 - $                  - $                  - $                  - $
Plus (Minus) Accrued Capital Expenditures
Exploration & Production FY 2013 Accrued Capital Expenditures - $           - $                  - $                  - $                  (58,478) $         - $
Exploration & Production FY 2012 Accrued Capital Expenditures - - - (38,861) 38,861 -
Exploration & Production FY 2011 Accrued Capital Expenditures - - (103,287) 103,287 - -
Exploration & Production FY 2010 Accrued Capital Expenditures - (78,633) 78,633 - - -
Exploration & Production FY 2009 Accrued Capital Expenditures (9,093) 19,517 - - - -
Pipeline & Storage FY 2013 Accrued Capital Expenditures - - - - (5,633) -
Pipeline & Storage FY 2012 Accrued Capital Expenditures - - - (12,699) 12,699 -
Pipeline & Storage FY 2011 Accrued Capital Expenditures - - (16,431) 16,431 - -
Pipeline & Storage FY 2010 Accrued Capital Expenditures - - 3,681 - - -
Pipeline & Storage FY 2008 Accrued Capital Expenditures 16,768 - - - - -
Gathering FY 2013 Accrued Capital Expenditures - - - - (6,700) -
Gathering FY 2012 Accrued Capital Expenditures - - - (12,690) 12,690 -
Gathering FY 2011 Accrued Capital Expenditures - - (3,079) 3,079 - -
Gathering FY 2009 Accrued Capital Expenditures (715) 715 - - - -
Utility FY 2013 Accrued Capital Expenditures - - - - (10,328) -
Utility FY 2012 Accrued Capital Expenditures - - - (3,253) 3,253 -
Utility FY 2011 Accrued Capital Expenditures - - (2,319) 2,319 - -
Utility FY 2010 Accrued Capital Expenditures - - 2,894 - - -
Total Accrued Capital Expenditures 6,960 $       (58,401) $         (39,908) $         57,613 $          (13,636) $         - $
Eliminations (344) $         - $                  - $                  - $                  - $                  - $
Total Capital Expenditures per Statement of Cash Flows 313,633 $  443,101 $        814,278 $        1,035,007 $    703,461 $        $845,000-1,025,000
November 2013